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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): NOVEMBER 13, 2000


                          HILLENBRAND INDUSTRIES, INC.
             (Exact name of registrant as specified in its charter)


             INDIANA                  1-6651                35-1160484
  (State or other jurisdiction       (Commission           (IRS Employer
  of incorporation)                   File Number)          Identification No.)


               700 STATE ROUTE 46 EAST
                 BATESVILLE, INDIANA                         47006-8835
      (Address of principal executive offices)               (Zip Code)


       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (812) 934-7000


                                 NOT APPLICABLE
                         (Former name or former address,
                         if changed since last report.)



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ITEM 5.   OTHER EVENTS

     On November 13, 2000 Hillenbrand Industries, Inc. (the "Company") announced that Donald G. Barger, Jr., Vice President and Chief Financial Officer of the Company, has accepted a position with another company. This announcement is more fully described in the press release filed as Exhibit 99.1 to this Current Report on Form 8-K. The contents of such Exhibit are incorporated herein by reference.



ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS.

 (c)      Exhibits.

          99.1  Press release dated November 13, 2000 issued by the Company.
















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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         HILLENBRAND INDUSTRIES, INC.

DATE:  November 15, 2000                 BY: /s/ James D. Van De Velde
                                             ---------------------------------
                                                 James D. Van De Velde
                                                 Vice President and Controller




















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                                  EXHIBIT INDEX


 Exhibit Number                            Exhibit Description
 --------------                            -------------------

 99.1                                      Press Release dated November 13, 2000
                                           issued by the Company.



















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